UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2014

Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 782-5800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 — Submission of Matters to a Vote of Security Holders.
On May 6, 2014, Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) held its annual meeting of stockholders at 200 East Randolph Drive, Chicago, Illinois 60601 (the “Annual Meeting”). Stockholders representing 24,995,707 shares, or 57.4%, of the outstanding shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding as of March 27, 2014 (the “Record Date”) were present in person or were represented at the meeting by proxy.
The purpose of this meeting was to consider and vote upon the following two proposals:

1.	To elect seven individuals to the board of directors for the ensuing year and until their successors are elected and qualify; and

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

At the Annual Meeting, the stockholders elected all seven director nominees and ratified the appointment of KPMG LLP. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Withheld	Total
Proposal 1: Election of Directors
Lynn C. Thurber	24,567,975	427,732	24,995,707
Virginia G. Breen	24,480,038	515,669	24,995,707
Jonathan B. Bulkeley	24,503,037	492,670	24,995,707
Jacques N. Gordon	24,598,304	397,403	24,995,707
Jason B. Kern	24,598,304	397,403	24,995,707
Thomas F. McDevitt	24,582,960	412,747	24,995,707
William E. Sullivan	24,601,816	393,891	24,995,707
	Votes For	Votes Against	Abstentions
Proposal 2: Ratification of KPMG LLP Appointment	24,711,594	229,891	54,223

Item 7.01 — Regulation FD Disclosure.

On May 6, 2014, the board of directors of the Company declared for the second quarter of 2014 a gross dividend in the amount of $0.11 per share to holders of the Company's common stock of record as of June 27, 2014. The dividend is payable on or about August 1, 2014. Class A and Class M stockholders will receive $0.11 per share less applicable class-specific fees. Any future dividends will be made at the discretion of the board and will depend on the Company’s earnings, financial condition, maintenance of its REIT status and such other factors as the board of directors may deem relevant from time to time.
On May 12, 2014, the Company issued a press release announcing its board of directors declared a regular quarterly dividend for the second quarter 2014.
The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in this report is furnished pursuant to Item 7 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Jones Lang LaSalle Income Property Trust, Inc. on May 12, 2014 announcing dividend for the second quarter of 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:     /s/ C. ALLAN SWARINGEN
Name: C. Allan Swaringen
Title: Chief Executive Officer and President

Date: May 12, 2014